Exhibit 10.2

SECOND AMENDMENT TO SECURED CREDIT AGREEMENT

This Second Amendment to Secured Credit Agreement (this “Amendment”) is made as of July 6, 2015 (the “Effective Date”), by and among ROUSE PROPERTIES, L.P. (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and one or more existing or new “Lenders” shown on the signature pages hereof.

R E C I T A L S

A.           Borrower, Administrative Agent and certain other Lenders have entered into a Secured Credit Agreement dated as of November 22, 2013, as amended by that certain (i) Amendment Regarding Increase dated March 3, 2014, (ii) First Amendment to Secured Credit Agreement dated as of December 29, 2014, and (iii) Amendment Regarding Increase dated as of June 29, 2015 (as amended, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.           Pursuant to the terms of the Credit Agreement, the Lenders have agreed to provide the Borrower with a revolving credit facility in an aggregate principal amount of up to $310,000,000.00 and a term credit facility in an aggregate principal amount of $285,000,000.00.  The Borrower, the Administrative Agent and the Lenders now desire to amend the Credit Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.           The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.           From and after the Effective Date, clause (b) of the definition of the term “Change of Control” shall be deleted into its entirety and replaced with the following:

“(b)           during any period of twelve (12) consecutive months ending after the date of this Agreement, individuals who at the beginning of any such twelve (12) month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office.”

3.           From and after the Effective Date, the phrase “Preferred Distributions” now appearing in clause (c) of the definition of “Fixed Charges” shall be deleted and the following shall be substituted therefor:  “Preferred Dividends”.

4.           From and after the Effective Date, the definition of “Unmatured Default” shall be deleted in its entirety.

5.           From and after the Effective Date, the two (2) references to the phrase “by noon (Eastern time)” in Section 2.18 of the Credit Agreement shall be deleted and the following shall be substituted therefor: “by 2:00 p.m. (Eastern time)”.

6.           From and after the Effective Date, the penultimate sentence in Section 3.1(a) of the Credit Agreement shall be deleted and the following shall be substituted therefor:

“Subject to the foregoing, all payments made to the Administrative Agent on behalf of the Lenders, and actually received by the Administrative Agent on or before 2:00 p.m. (Eastern time) of such day, shall be deemed received by the Lenders on the date actually received by the Administrative Agent, and any sums actually received by the Administrative Agent after 2:00 p.m. (Eastern time) of such day, shall be deemed received by the Lenders on the next day.”

7.           From and after the Effective Date, the phrase “, liquidity” shall be inserted immediately following the word “special deposit” in Section 3.5(b) of the Credit Agreement.

8.           From and after the Effective Date, the first sentence contained in Section 3.6 of the Credit Agreement shall be deleted and the following shall be substituted therefor:

“If a Lender in good faith determines the amount of capital or liquidity required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender  is increased as a result of a Change (as hereinafter defined), then, within fifteen (15) days after demand by such Lender, which shall include a description of the nature of the Change and the method used by such Lender to determine the amount of such increase, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender in good faith determines is attributable to this Agreement, its outstanding credit exposure hereunder or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy and liquidity).”

9.           The first and second sentence contained in the grammatical paragraph immediately following the Applicable Margin pricing chart Contained in Exhibit L to the Credit Agreement shall be deleted and the following shall be substituted therefor:

“The initial Applicable Margin shall be at Pricing Level 3.  The initial Applicable Margin shall not be adjusted based upon the Leverage Ratio, if at all, until the first day of the first month following the delivery by the Borrower to the Administrative Agent of the Compliance Certificate after the end of a fiscal quarter.”

10.           Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Event of Default, the representations and warranties contained in Article VI of the

Credit Agreement are true and correct in all material respects as of the Effective Date with respect to the Loan Parties in existence on the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date.

11.           The undersigned Guarantors, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in, or hereby join in, that certain Unconditional Guaranty of Payment and Performance dated as of November 22, 2013 (the "Guaranty"), that they are Guarantors under the Guaranty and that their obligations under the Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Guarantor under such Guaranty.

12.           Except as expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.  From and after the date hereof, this Amendment shall constitute one of the “Loan Documents” as such term is defined in the Credit Agreement.  Moreover, from and after the date hereof, the “Credit Agreement” shall refer to the Credit Agreement as amended by this Amendment.

13.           This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

ROUSE PROPERTIES, L.P., a Delaware limited partnership

By:	Rouse GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

Address: Rouse Properties, Inc. c/o Rouse Properties, L.P. 1114 Avenue of The Americas, Suite 2800 New York, NY 10036 Attn: General Counsel Facsimile No: 212- 575-1386

The undersigned, being all of the Guarantors under that certain Unconditional Guaranty of Payment and Performance dated as of November 22, 2013, hereby consent to the foregoing Second Amendment to Secured Credit Agreement.

ROUSE PROPERTIES, L.P., a Delaware corporation

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

ROUSE PROPERTIES, INC., a Delaware limited a liability company

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

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BIRCHWOOD MALL, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

CACHE VALLEY, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

COLONY SQUARE MALL L.L.C.

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]

GGP-GATEWAY MALL L.L.C.

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

LANSING ANCHOR ACQUISITION, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

LANSING MALL, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

MALL ST. VINCENT, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

NORTH PLAINS MALL, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

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SIERRA VISTA MALL, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

SILVER LAKE MALL, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

SPRING HILL ANCHOR ACQUISITION, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

SPRING HILL MALL L.L.C.

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

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THREE RIVERS MALL L.L.C.

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

WESTWOOD MALL, LLC

By:	/s/ Susan Elman
Name: Susan Elman
Title: EVP, General Counsel and Secretary

WHITE MOUNTAIN MALL, LLC

By:	/s/ Susan Elman
Authorized Signatory

SOUTHLAND MALL, L.P., a Delaware limited partnership

By:	Southland GP, LLC, a Delaware, its general partner

By:	/s/ Susan Elman
Name: Susan Elman
Its: EVP, General Counsel and Secretary

SOUTHLAND MALL ANCHOR ACQUISITION, LP, a Delaware limited partnership

By:	Southland Mall Anchor GP, LLC, a Delaware, its general partner

By:	/s/ Susan Elman
Name: Susan Elman
Its: EVP, General Counsel and Secretary

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, individually and as the Administrative Agent

By:	/s/ Sara Smith
Name: Sara Smith
Title: Assistant Vice President

BANK OF AMERICA, N.A., individually and as Co-Syndication Agent

By:	/s/ Asad A. Rafiq
Name: Asad A. Rafiq
Title: Vice President

ROYAL BANK OF CANADA, individually and as Co-Syndication Agent

By:	/s/ Rina Kansagra
Name: Rina Kansagra
Title: Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ Daniel Hunter
Name: Daniel Hunter
Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, a national banking association, individually and as Co- Documentation Agent

By:	/s/ Dennis J. Redpath
Name: Dennis J. Redpath
Title: Senior Vice President

FIFTH THIRD BANK, an Ohio Banking Corporation

By:	/s/ Thomas Jeffery
Name: Thomas Jeffery
Title: Senior Vice President

CITIZENS BANK NATIONAL ASSOCIATION (FKA) RBS CITIZENS, N.A.

By:	/s/ Samuel A. Bluso
Name: Samuel A. Bluso
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Sean MacGregor
Name: Sean MacGregor
Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Dominique Fournier
Name: Dominique Fournier
Title: Managing Director

By:	/s/ Jason Chrein
Name: Jason Chrein
Title: Managing Director

THE HUNTINGTON NATIONAL BANK, national banking association

By:           /s/ Florentina Djulvezan
Name: Florentina Djulvezan
Title:  Assistant Vice President

The Huntington National Bank
200 Public Square, 7th Floor (CM-17)
Cleveland, OH 44114
Attention: Scott Childs
Telephone:  (216) 515-6529
Facsimile:  (888) 987-9315

The Huntington National Bank
2361 Morse Road (NC1W26)
Columbus, OH 43229
Attention: Denise Arnold
Telephone:  (614) 480-2963
Facsimile:  (614) 480-2249